UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

NovoCure Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 20 19 NOVOCURE LIHITED MeetinK Information Meeting Type: Annual Meeting For holders as of: March 19, 2019 Date: May22, 2019 Time:9:00AM EST Location: NovoCure Umited Second Roar, NoT. he Forum Grenville Street St Helier JE2 4UF Jersey, Channel Islands 0000414658_1_R1.0.1018 NovoCure L1m1ted Second Floor, No. 4 The Forum Grenv111e Stree t St. He1ier JE2 4UF Jersey, Channe l Islands You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -  How to Access the Proxy Materials  Proxy Materials Available toVIEW or RECEIVE: I. Notice & Proxy Statement 2. Annual Report l. Fonn 10-K  How to View Online: Have the information that is printed in the box marked by the arrow →Ixxxx xxxx I (located on the following page) and visit www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents,you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request I) SY INTERNET:   www.proxyvote.com 2) SYTfLfPHONE.: 1-800-579-1639 3) SY E.-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail,please send a blank e-mailwith the information that is printed in the box marked by the arrow → Ixxxx xxxx I (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 08, 2019 to facilitate timely delivery.  - How To Vote-  Please Choose One of the Following Voting Methods 0000414658_2 R.0.1.18   Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → Ixxxx xxxx xxxx xxxx I available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items the board of directors recommends you vote for the following: 1. Election of directors nominees 1A Jeryl L. Hilleman 1B Kinyip Gabriel Leung  The Board of Directors recommends you vote for proposals 2 and 3, 2 The approval and ratification of the appointment, by the Audit Committee of our board of directors, of kost Forer Gabbay & kasierer, a member of Ernst & young global, as the auditor and independent registered public accounting firm of the company for the company’s fiscal year ending December 31, 2019, 3 a non-binding advisory vote to approve executive compensation. Note: such other business as may properly come before the meeting or any adjournment thereof, 0000414658_3 R1.0.1.18

0000414658_4 R1.0.1.18

NovoCure Limited
Second Floor, No. 4 The Forum
Grenville Street
St. Helier JE2 4UF
Jersey, Channel Islands

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EST on May 19, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EST on May 19, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1A Jeryl L. Hilleman	☐	☐	☐
1B Kinyip Gabriel Leung	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2 The approval and ratification of the appointment, by the Audit Committee of our Board of Directors, of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the auditor and independent registered public accounting firm of the Company for the Company's fiscal year ending December 31, 2019.	☐	☐	☐
3 A non-binding advisory vote to approve executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000414659_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report and Form 10-K are available at www.proxvvote.com  NovoCure Limited Annual General Meeting of Shareholders May 22, 2019 9:00AM EST This proxy is solicited by the Board of Directors  The shareholder(s) hereby appoint Wilhelmus Groenhuysen, Todd Longsworth and Kimberly Burke, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of NovoCure Limited that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM EST on May 22, 2019, at NovoCure Limited on the Second Floor, No. 4 The Forum, Grenville Street, St. Helier JE2 4UF Jersey, Channel Islands, and any adjournment or postponement thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side  0000414659_ R1.0.1.18